UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2015

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (763) 551-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)The Board of Directors (the “Board”) of Christopher & Banks Corporation (the “Company” or the “registrant”), effective as of the first business day following the filing of the Company’s Form 10-K for the fiscal year ended January 31, 2015, has elected Edwin J. Holman to the Board as a  new director.  Initially, Mr. Holman will not be serving on any committee of the Board.

Mr. Holman, age 68, served as interim Chief Executive Officer of The Pantry, Inc. from October 5, 2011 until March 5, 2012.  Previously he served as Chairman and Chief Executive Officer of Macy’s Central, a division of Macy’s Inc., from 2004-2009.  He also served in senior executive positions at a variety of retailers, including Galyan’s Trading Company; Bloomingdale’s; the Rich’s/Lazarus/ Goldsmiths divisions of Federated Department Stores, Inc.; Petrie Retail, Inc.; Woodward & Lothrop; The Carter Hawley Hale Stores; and The Neiman Marcus Group.  Mr. Holman has been a member of the Board of Directors of La-Z-Boy, Inc. since 2010.  Mr. Holman previously served as a director on the boards of other public companies, including the Pantry, Inc. (2005-2014), Office Max (2003) and Circle International (1994-2000).  Mr. Holman is a 2011 National Association of Corporate Directors (NACD) Governance Fellow.

For his service on the Board, Mr. Holman will receive, on a prorated basis, an annual cash retainer of $48,000 effective as of the date of his election.  In addition, effective as of the date of his election, Mr. Holman will be granted a restricted stock award under the 2013 Directors’ Equity Incentive Plan of shares of the Company’s common stock.  The number of shares to be granted to Mr. Holman will be determined as follows:  $70,000 times the fraction representing the number of days he will serve on the Board starting with his election and ending on the date of the Company’s 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”), divided by 365 and that number in turn will be divided by the closing price of the Company’s stock on the date of his election and, depending on the result, rounded down to a full share.  The shares shall vest on the date of the 2015 Annual Meeting, so long as Mr. Holman continues to serve on the Board on such date.

Other than as described above, there are no arrangements or understandings between Mr. Holman and any other persons pursuant to which Mr. Holman was elected as a director.  Mr. Holman does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be a party, nor has Mr. Holman had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year.

Item 7.01	Regulation FD Disclosure.

A copy of the press release, dated March 30, 2015, announcing the election of Mr. Holman is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Press release, dated March 30, 2015, of Christopher & Banks Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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CHRISTOPHER & BANKS CORPORATION

Date: March 31, 2015	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President,
General Counsel

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 30, 2015	001-31390

CHRISTOPHER & BANKS CORPORATION

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Exhibit Number	Description

99.1	Press release, dated March 30, 2015, of Christopher & Banks Corporation.